UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023

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Allbirds, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Montgomery Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On May 9, 2023, Allbirds, Inc. (the “Company”) reported financial results and business highlights for the quarter ended March 31, 2023. A copy of this press release (the “Earnings Press Release”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated by reference.
The information in this Item 2.02 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2023, Timothy Brown, Co-Chief Executive Officer of the Company, and the Company agreed that Mr. Brown would transition from Co-Chief Executive Officer to Co-Founder and Chief Innovation Officer, a non-executive role, effective May 4, 2023 (the “Effective Date”).

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Earnings Press Release, dated May 9, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: May 9, 2023
	By:	/s/ Joseph Zwillinger
Joseph Zwillinger
Chief Executive Officer